UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 7, 2005

                          Lehman Brothers Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-9466                                          13-3216325
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(Commission File Number)                       (IRS Employer Identification No.)

      745 Seventh Avenue
      New York, New York                                            10019
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 526-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On June 7, 2005,  the Board of Directors of Lehman  Brothers  Holdings
Inc. (the "Company) approved the Amended and Restated Deferred Compensation Plan for Non-Employee Directors (the "Amended and Restated Plan").

     Section 409A to the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which was passed by Congress in 2004, provides that all nonqualified deferred compensation will be considered income at the time of vesting unless it meets certain conditions relating to elective deferrals, timing of distributions, and subordination to the claims of creditors. The Board of Directors has amended the Company's Deferred Compensation Plan for Non-Employee Directors (the "Plan") to comply with the new tax rules and to make certain other changes. The principal amendments reflected in the Amended and Restated Plan are as follows:

        o changing the deadline for deferral elections to December 31 of the year prior to the year in which compensation is being deferred;

        o changing the minimum deferral period to 2 years (or termination of service, if elected);

        o        changing the hardship withdrawal definition to comply with
                 Section 409A of the Code; and

        o changing the plan administrator from "the Secretary and the President" to the Company's Compensation and Benefits Committee (the "Compensation Committee").

     The Compensation Committee previously approved the Plan in 1987. The Plan is a nonqualified deferred compensation plan, which provides each non-employee Director an opportunity to elect to defer receipt of cash compensation to be earned for services on the Board of Directors. Each non-employee Director may elect to defer all or a portion of his or her future cash compensation with respect to one or more years. Such election can be revoked only by a showing of financial hardship and with the consent of the Compensation Committee. Amounts deferred are credited quarterly with interest, based upon the average 30-day U.S. Treasury Bill rate, and compounded annually. Deferred amounts will be paid in either a lump sum or in annual installments over a period not to exceed ten years as elected by the non-employee Director. Payments commence as the non-employee Director elects, at a specified date in the future or upon termination of service as a non-employee Director. A copy of the Amended and Restated Plan is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits.

10.1 Lehman Brothers Holdings Inc.'s Amended and Restated Deferred Compensation Plan for Non-Employee Directors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LEHMAN BROTHERS HOLDINGS INC.


Date:    June 10, 2005                    By:      /s/ James J. Killerlane III
                                                     _________________________
                                                      James J. Killerlane III
                                                      Vice President

                                                                    Exhibit 10.1

                          LEHMAN BROTHERS HOLDINGS INC.
              DEFERRED COMPENSATION PLAN FOR NON EMPLOYEE DIRECTORS
                   AMENDED AND RESTATED AS OF JANUARY 1, 2005



Section 1       Effective Date

The effective date of the Amended and Restated Plan is May 6, 1987.


Section 2       Eligibility

Any Director of Lehman Brothers Holdings Inc. ("Holdings") who is not an officer or employee of Holdings or a subsidiary or affiliate thereof is eligible to participate in the Amended and Restated Plan.


Section 3       Deferred Compensation Account

There shall be established for each participant a deferred compensation account in the participant's name.


Section 4       Amount of Deferral

A participant may elect to defer receipt of specified percentage for any year of either 1) all of the cash compensation payable to the Participant for serving on the Board of Directors of Holdings (the "Board") and Committees thereof, or 2) only the retainers (basic annual fees) payable to the participant for membership on the Board and for serving as Chairperson of any Committee thereof.


Section 5       Interest on Deferred Amounts

The amount shown in the participant's deferred compensation account shall be credited with interest quarterly, from the date of deferral to the date of payment and compounded annually, at a rate equal to the average 30-day U.S. Treasury Bill rate during each quarter of the deferral period.


Section 6       Payment of Deferred Amounts

The amount deferred plus interest credited under Section 5 shall be paid in cash, in the form selected pursuant to Section 7, on, or as soon as practicable after, (i) January 1 of a year selected by the participant, (which shall be at least two years after the end of the year in which such deferred amounts would otherwise have been paid) (ii) the participant's termination of service as a Director or (iii) the earlier of (i) or (ii), in each case, as elected by the participant at the time of deferral; provided, however, that the amount(s) otherwise payable hereunder shall be deferred, if necessary, until the first date that such amount(s) may be paid without subjecting the recipient to taxes imposed by Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").


Section 7       Form of Payment

A participant may elect to receive the compensation deferred under the Amended and Restated Plan in either 1) a lump sum or 2) a number of substantially equal annual installments, not to exceed ten (10) years, as specified by the participant at the time of deferral.


Section 8       Death Prior to Receipt

In the event that a participant dies prior to receipt of any or all of the amounts payable to him/her pursuant to this Amended and Restated Plan, any amounts remaining in the participant's deferred compensation account shall be paid to the participant's estate in a lump sum as soon as practicable after the participant's death.


Section 9       Time of Election of Deferral

Effective as of January 1, 2005 an election to defer cash compensation must be made by a Director by December 31 of the year prior to the year in which services to which the compensation relates will be performed; provided that a newly-elected Director may elect to defer cash compensation prior to the thirtieth day after the date such Director becomes eligible to participate in the Amended and Restated Plan, to the extent the amount to be deferred relates to the performance of services after the Director makes the deferral election.


Section 10      Manner of Electing Deferral

A participant may elect to defer cash compensation by giving written notice to the Secretary on a form provided by Holdings, which notice shall include the amount to be deferred, the period of deferral, and the form of payment, including the number of installments.


Section 11      Effect of Election

An election to defer cash compensation shall be irrevocable after the applicable December 31 deadline prescribed by Section 9. An election covering more than one year may be revoked or modified with respect to subsequent years by notifying the Secretary of Holdings by the applicable December 31 deadline. Amounts previously deferred hereunder may be distributed to the participant upon the participant's request in the event of a severe financial hardship to the participant resulting from an illness or accident of the participant, the participant's spouse, or a dependent (as defined in Code Section 152(a)) of the participant, loss of the participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant. The amounts so distributed shall not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution,


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after  taking  into  account  the  extent to which  such  hardship  is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of such assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).


Section 12      Participant's Rights Unsecured

The right of any participant to receive future payments under the provisions of the Amended and Restated Plan shall be an unsecured claim against the general assets of Holdings.


Section 13      Statement of Account

Statements will be sent to each participant by April 15 each year stating the value of his/her deferred compensation account as of the end of the preceding calendar year.


Section 14      Assignability

No right to receive payments hereunder shall be transferable or assignable by a participant, except by will or by the laws of descent and distribution.


Section 15      Administration

This Amended and Restated Plan shall be administered by the Compensation and Benefits Committee of the Board of Holdings, which shall have the authority to adopt rules and regulations for carrying out the Amended and Restated Plan and interpret, construe and implement the provisions of the Amended and Restated Plan.


Section 16      Amendment

This Amended and Restated Plan may be amended, modified or terminated by the Board. No amendment, modification or termination shall, without the consent of the participant, adversely affect such participant's accruals in his/her deferred compensation account.



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